Related Party Transactions	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related party transactions
20.	Related party transactions

Related parties with whom the Company conducted business consist of the following:

Name of related party	Nature of Relationship
Jianping Kong	Principal shareholder, chairman and chief executive officer
Qifeng Sun	Principal shareholder and vice chairman

On July 28, 2023, the Company entered into agreements with Jianping Kong and Qifeng Sun along with their respective affiliates (the “Lenders”), who together provided interest-free loans in the total amount of US$10 million (approximately RMB72,802,000) (“the Loans”), to fund the Company’s research and development initiatives directed towards the advancement of ASIC chips, smart-NICs, and vision computing chips. On September 5, 2023, the Company and the lenders entered into agreements to convert the Loans into an aggregate of 957,854 Class A ordinary shares of the Company for no additional consideration. The share issuance was completed on September 13, 2023.

On August 26, 2024 and September 6, 2024, the Company entered into loan agreements with Jianping Kong and Qifeng Sun to borrow interest-free loans in the total amount US$8.5 million (RMB60.0 million) in cash (“the Loans”) to fund the Company’s working capital. The Loans are due on the one-year anniversary of the agreement dates. The proceeds have been fully received through September 5, 2024 to September 12, 2024. On September 20, 2024, the Company and the lenders, along with their respective affiliates, entered into agreements to convert such loans into an aggregate of 2,791,462 Class A ordinary shares of the Company for no additional consideration. The per share consideration of the conversion is US$3.045 per ordinary share. The share issuance was completed on September 23, 2024.

During the years ended December 31, 2023, 2024 and 2025, Jianping Kong and Qifeng Sun provided guarantee for the Company’s debts. See Note 12 for more details.